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                                                                   Exhibit 10(v)

                                                                       conformed

                   AMENDMENT NUMBER 1 TO EMPLOYMENT AGREEMENT



      This Amendment Number 1 to Employment Agreement (the "Amendment") amends that certain Employment Agreement by and between Oxford Health Plans, Inc. (the "Company") and Norman C. Payson, M.D. ("Executive"), effective as of February 23, 1998 (the "Agreement"). Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Agreement.

      The Company and the Executive, pursuant to, and in accordance with,
Section 13 of the Agreement, hereby agree to amend the Agreement by replacing the second sentence of Section 4(b)(i) in its entirety with the following sentence:

      "As promptly as practicable, and in any event no later than April 15, 1999, the Company shall, at its expense, cause all shares subject to the Option to be registered under the Securities Act of 1933, as amended (the "Securities Act"), and registered or qualified under applicable state laws, to be freely resold."

      This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which constitute one and the same instrument.

      IN WITNESS WHEREOF, the undersigned have executed this Amendment this 9th day of December, 1998.


                                          OXFORD HEALTH PLANS, INC.



                                          By: /s/ JEFFERY H. BOYD
                                              --------------------------------
                                              Jeffery H. Boyd, Executive Vice
                                              President and General Counsel


                                              /s/ NORMAN C. PAYSON, M.D.
                                              --------------------------------
                                              Norman C. Payson, M.D.